Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 98.3%
Aerospace & Defense – 2.9%
L3Harris Technologies Inc	586,369	$110,835,468
Banks – 3.0%
Citigroup Inc	1,859,684	114,668,116
Biotechnology – 4.8%
AbbVie Inc	733,589	78,604,061
Insmed Inc*	912,594	30,380,254
Neurocrine Biosciences Inc*	765,972	73,418,416
		182,402,731
Capital Markets – 6.4%
Apollo Global Management Inc	2,148,528	105,234,901
Morgan Stanley	1,973,395	135,236,759
		240,471,660
Construction Materials – 0.8%
Summit Materials Inc*	1,468,558	29,488,645
Consumer Finance – 2.3%
Capital One Financial Corp	864,187	85,424,885
Containers & Packaging – 7.1%
Crown Holdings Inc*	2,695,612	270,100,322
Diversified Consumer Services – 3.0%
Terminix Global Holdings Inc*	2,202,487	112,348,862
Diversified Financial Services – 0.6%
Vesper Healthcare Acquisition Corp - Class A*	1,901,618	21,507,300
Electric Utilities – 3.2%
American Electric Power Co Inc	1,448,254	120,596,111
Entertainment – 4.1%
Liberty Media Corp-Liberty Formula One*	2,302,707	98,095,318
Warner Music Group Corp - Class A	1,489,837	56,598,908
		154,694,226
Equity Real Estate Investment Trusts (REITs) – 4.8%
VICI Properties Inc	7,102,020	181,101,510
Financial Institutions – 0.6%
RedBall Acquisition Corp*	1,987,252	22,972,633
Health Care Equipment & Supplies – 5.8%
Boston Scientific Corp*	4,052,862	145,700,389
Globus Medical Inc*	607,665	39,631,911
ICU Medical Inc*	158,055	33,901,217
		219,233,517
Hotels, Restaurants & Leisure – 4.1%
Caesars Entertainment Inc*	1,656,681	123,041,698
Monarch Casino & Resort Inc*	549,026	33,611,372
		156,653,070
Household Products – 0.7%
Reynolds Consumer Products Inc	899,220	27,012,569
Interactive Media & Services – 2.6%
Snap Inc*	1,978,430	99,059,990
Internet & Direct Marketing Retail – 3.0%
Amazon.com Inc*	34,637	112,810,284
Leisure Products – 2.8%
Hasbro Inc	1,144,987	107,102,084
Machinery – 0.5%
Stanley Black & Decker Inc	105,715	18,876,470
Metals & Mining – 5.5%
Constellium SE*,£	7,523,036	105,247,274
Freeport-McMoRan Inc	3,896,559	101,388,465
		206,635,739
Multi-Utilities – 1.9%
Sempra Energy	566,843	72,221,467
Pharmaceuticals – 7.2%
Collegium Pharmaceutical Inc*,£	2,264,477	45,357,474
Elanco Animal Health Inc*	2,573,743	78,936,698
Horizon Therapeutics PLC*	2,039,886	149,217,661
		273,511,833
Semiconductor & Semiconductor Equipment – 9.0%
Lam Research Corp	147,323	69,576,233
Marvell Technology Group Ltd	3,442,340	163,648,844
Microchip Technology Inc	395,517	54,624,853
QUALCOMM Inc	356,112	54,250,102
		342,100,032

Shares		Value
Common Stocks– (continued)
Software – 3.3%
Ceridian HCM Holding Inc*	477,465	$50,878,670
Zendesk Inc*	526,125	75,299,010
		126,177,680
Textiles, Apparel & Luxury Goods – 2.3%
Under Armour Inc*	5,751,632	85,584,284
Trading Companies & Distributors – 2.0%
Ferguson PLC	613,361	74,580,321
Wireless Telecommunication Services – 4.0%
T-Mobile US Inc*	1,134,548	152,993,798
Total Common Stocks (cost $2,532,005,470)		3,721,165,607
Rights– 0.1%
Pharmaceuticals – 0.1%
Bristol-Myers Squibb Co*((cost $11,676,653)	5,256,864	3,627,762
Investment Companies– 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $48,933,239)	48,929,369	48,934,262
Total Investments (total cost $2,592,615,362) – 99.7%		3,773,727,631
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		11,416,607
Net Assets – 100%		$3,785,144,238

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,668,480,357	97.2%
Netherlands	105,247,274	2.8

Total	$3,773,727,631	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Common Stocks - 4.0%
Metals & Mining - 2.8%
Constellium SE*	$-	$-	$46,191,441	$105,247,274
Pharmaceuticals - 1.2%
Collegium Pharmaceutical Inc*	-	-	(1,788,937)	45,357,474
Total Common Stocks	$-	$-	$44,402,504	$150,604,748
Investment Companies - 1.3%
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	22,039	(29)	683	48,934,262
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	7,121∆	-	-	-
Total Affiliated Investments - 5.3%	$29,160	$(29)	$44,403,187	$199,539,010

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Common Stocks - 4.0%
Metals & Mining - 2.8%
Constellium SE*	59,055,833	-	-	105,247,274
Pharmaceuticals - 1.2%
Collegium Pharmaceutical Inc*	47,146,411	-	-	45,357,474
Investment Companies - 1.3%
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	32,263,094	257,429,805	(240,759,291)	48,934,262
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	27,849,600	23,782,793	(51,632,393)	-

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value
Written options contracts, call	$ 83,839

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Trading Companies & Distributors	$-	$74,580,321	$-
All Other	3,646,585,286	-	-
Rights	3,627,762	-	-
Investment Companies	-	48,934,262	-
Total Assets	$3,650,213,048	$123,514,583	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70214 02-21